Exhibit B-12(a)











                 SYSTEM ENERGY RESOURCES, INC.

                          $30,000,000

              7.38% Debentures due October 1, 2000


                     UNDERWRITING AGREEMENT


                                                  October 5, 1995


BEAR, STEARNS & CO. INC.
SALOMON BROTHERS INC

c/o  Bear, Stearns & Co. Inc.
     245 Park Avenue
     New York, New York 10167

Ladies & Gentlemen:

          The undersigned, System Energy Resources, Inc., an Arkansas corporation (the "Company"), proposes to issue and sell severally to you, as underwriters (the "Underwriters," which term, when the context permits shall also include any underwriters substituted as hereinafter in Section 11 provided) an aggregate of $30,000,000 principal amount of the Company's 7.38% Debentures due October 1, 2000 (the "Debentures"), as follows:


          SECTION 1. Purchase and Sale. On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company shall issue and sell to each of the Underwriters and each Underwriter shall purchase from the Company at the time and place herein specified, severally and not jointly, the respective principal amounts of the Debentures set forth opposite the name of such Underwriter in Schedule I attached hereto at 99.35% of the principal amount of the Debentures plus accrued interest thereon from October 1, 1995 to the Closing Date (as defined herein).

          SECTION 2. Description of Debentures. The Debentures shall be issued under and pursuant to a Trust Indenture dated as of September 1, 1995 (the "Indenture") between the Company and Chemical Bank, as Trustee (the "Trustee"). The Debentures and the Indenture shall have the terms and provisions described in the Prospectus (as defined herein), provided that subsequent to the date hereof and prior to the Closing Date the form of the Indenture may be amended by mutual agreement between the Company and the Underwriters.

          SECTION 3.  Representations and Warranties of the
Company.  The Company represents and warrants to the several
Underwriters, and covenants and agrees with the several
Underwriters, that:

          (a) The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of Arkansas and has the necessary corporate power and authority to conduct the business which it is described in the Prospectus as conducting and to own and operate the properties owned and operated by it in such business.

          (b) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 33-61189) for the registration of $265,000,000 principal amount of the Company's debt securities (including the Debentures) under the Securities Act of 1933, as amended (the "Securities Act") (of which an aggregate of $265,000,000 of such debt securities remain unsold), and such registration statement has become effective. The Company qualifies for use of Form S-3 for the registration of the Debentures. The prospectus forming a part of the registration statement, at the time such registration statement (or the most recent amendment thereto filed prior to the time of effectiveness of this underwriting agreement (this "Underwriting Agreement")) became effective, including all documents incorporated by reference therein at that time pursuant to Item 12 of Form S-3, is hereinafter referred to as the "Basic Prospectus". In the event that the Basic Prospectus shall have been amended, revised or supplemented (but excluding any amendments, revisions or supplements to the Basic Prospectus relating solely to debt securities other than the Debentures) prior to the time of effectiveness of the Underwriting Agreement, including any preliminary prospectus supplement, and with respect to any documents filed by the Company pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the time the registration statement became effective and up to the time of effectiveness of this Underwriting Agreement (but excluding documents incorporated therein by reference relating solely to debt securities other than the Debentures), which documents are deemed to be incorporated by reference in the Basic Prospectus, the term "Basic Prospectus" as used herein shall also mean such prospectus as so amended, revised or supplemented. The Registration Statement in the form in which it became effective and as it may have been amended by all amendments thereto as of the time of effectiveness of this Underwriting Agreement (including for these purposes as an amendment any document incorporated by reference in the Basic Prospectus), and the Basic Prospectus as it shall be supplemented to reflect the terms of the offering and sale of the Debentures by a prospectus supplement (a "Prospectus Supplement") to be filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Securities Act ("Rule 424"), are hereinafter referred to as the "Registration Statement" and the "Prospectus," respectively.

          (c) (i) After the time of effectiveness of this Underwriting Agreement and during the time specified in Section 6(d), the Company will not file any amendment to the Registration Statement or supplement to the Prospectus (except any amendment or supplement relating solely to debt securities other than the Debentures), and (ii) between the time of effectiveness of this Underwriting Agreement and the Closing Date, the Company will not file any document which is to be incorporated by reference in, or any supplement to the Basic Prospectus, in either case, without prior notice to the Underwriters and to Winthrop, Stimson, Putnam & Roberts ("Counsel for the Underwriters"), or any such amendment or supplement to which said Counsel shall reasonably object on legal grounds in writing. For purposes of this Underwriting Agreement, any document which is filed with the Commission after the time of effectiveness of this Underwriting Agreement and is incorporated by reference in the Prospectus (except documents incorporated by reference relating solely to debt securities other than the Debentures) pursuant to Item 12 of Form S-3 shall be deemed a supplement to the Prospectus.

          (d) The Registration Statement, in the form in which it became effective, and the Indenture, at such time, fully complied, and the Prospectus, when filed with, or transmitted for filing to, the Commission pursuant to Rule 424 and at the Closing Date, as it may then be amended or supplemented, will fully comply in all material respects with the applicable provisions of the Securities Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the rules and regulations of the Commission thereunder or pursuant to said rules and regulations did or will be deemed to comply therewith. The documents incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, on the date first filed with the Commission pursuant to the Exchange Act, fully complied or will fully comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder or pursuant to said rules and regulations are or will be deemed to comply therewith. On the later of (i) the date the Registration Statement was declared effective by the Commission under the Securities Act or (ii) the date that the Company's most recent Annual Report on Form 10-K was filed with the Commission under the Exchange Act (the date described in either clause (i) or (ii) is hereinafter referred to as the "Effective Date"), the Registration Statement did not, and on the date that any post-effective amendment to the Registration Statement became or becomes effective (but excluding any post-effective amendment relating solely to debt securities other than the Debentures), the Registration Statement as amended by any such post-effective amendment did not or will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Prospectus is filed with, or transmitted for filing to, the Commission pursuant to Rule 424 and at the Closing Date, the Prospectus, as it may then be amended or supplemented, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and on said dates and at such times, the documents then incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, when read together with the Prospectus, or the Prospectus, as it may then be amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading. The foregoing representations and warranties in this paragraph (d) shall not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter specifically for use in connection with the preparation of the Registration Statement or the Prospectus, as they may be amended or supplemented, or to any statements in or omissions from the statement of eligibility, as it may be amended, under the Trust Indenture Act, of the Trustee under the Indenture.

          (e) The issuance and sale of the Debentures and the fulfillment of the terms of this Underwriting Agreement will not result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is now a party.

          (f) Except as set forth or contemplated in the Prospectus, the Company has obtained all material licenses, permits, and other governmental or regulatory authorizations currently required for the conduct of its business, and is in all material respects complying therewith, and the Company is not aware of any fact that would lead it to believe that any material license, permit or other governmental or regulatory authorization would not remain in effect or be renewed in its ordinary course of business.


          SECTION 4. Offering. The Company is advised by the Underwriters that they propose to make a public offering of their respective portions of the Debentures as soon after the effectiveness of the Underwriting Agreement as in their judgment is advisable. The Company is further advised by the Underwriters that the Debentures will be offered to the public at the initial public offering price specified in the Prospectus Supplement plus accrued interest thereon from October 1, 1995 to the Closing Date.


          SECTION 5. Time and Place of Closing. Delivery of the Debentures and payment of the purchase price therefor by wire transfer of immediately available funds shall be made at the offices of Reid & Priest LLP, 40 West 57th Street, New York, New York, at 10:00 A.M., New York time, on October 11, 1995, or at such other time on the same or such other day as shall be agreed upon by the Company and Bear, Stearns & Co. Inc., or as may be established in accordance with Section 11 herein. The hour and date of such delivery and payment are herein called the "Closing Date".

          The Debentures shall be delivered to the Underwriters in book-entry form through the facilities of The Depository Trust Company in New York, New York. The certificates for the Debentures shall be in the form of one or more typewritten bonds in fully registered form, in the aggregate principal amount of the Debentures, and registered in the name of Cede & Co., as nominee of The Depository Trust Company. The Company agrees to make the Debentures available to the Underwriters for checking not later than 2:30 P.M., New York Time, on the last business day preceding the Closing Date at such place as may be agreed upon among the Underwriters and the Company, or at such other time and/or date as may be agreed upon among the Underwriters and the Company.


          SECTION 6.  Covenants of the Company.  The Company
covenants and agrees with the several Underwriters that:

          (a) Not later than the Closing Date, the Company will deliver to the Underwriters a copy of the Registration Statement relating to the Debentures as originally filed with the Commission, and of all amendments or supplements thereto relating to the Debentures, certified by an officer of the Company to be in the form filed.

          (b) The Company will deliver to you as many copies of the Prospectus (and any amendments or supplements thereto) as the Underwriters may reasonably request.

          (c) The Company will cause the Prospectus to be filed with, or transmitted for filing to, the Commission pursuant to and in compliance with Rule 424(b) and will advise Bear, Stearns & Co. Inc. promptly of the issuance of any stop order under the Securities Act with respect to the Registration Statement or the institution of any proceedings therefor of which the Company shall have received notice. The Company will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof if issued.

          (d) During such period of time after this Underwriting Agreement has become effective as the Underwriters are required by law to deliver a prospectus, if any event relating to or affecting the Company, or of which the Company shall be advised by the Underwriters in writing, shall occur which in the Company's opinion should be set forth in a supplement or amendment to the Prospectus in order to make the Prospectus not misleading in the light of the circumstances when it is delivered to a purchaser of the Debentures, the Company will amend or supplement the Prospectus by either (i) preparing and filing with the Commission and furnishing to the Underwriters a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Prospectus, or (ii) making an appropriate filing pursuant to Section 13, 14 or 15(d) of the Exchange Act which will supplement or amend the Prospectus, so that, as supplemented or amended, it will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading. Unless such event relates solely to the activities of the Underwriters (in which case the Underwriters shall assume the expense of preparing any such amendment or supplement), the expenses of complying with this Section 6(d) shall be borne by the Company until the expiration of nine months from the initial effective date of the Registration Statement, and such expenses shall be borne by the Underwriters thereafter.

          (e) The Company will make generally available to its security holders, as soon as practicable, an earning statement (which need not be audited) covering a period of at least twelve months beginning after the "effective date of the registration statement" within the meaning of Rule 158 under the Securities Act, which earning statement shall be in such form, and be made generally available to security holders in such a manner so as to meet the requirements of the last paragraph of Section 11(a) of the Securities Act and Rule 158 promulgated under the Securities Act.

          (f) At any time within six months of the date hereof, the Company will furnish such proper information as may be lawfully required and otherwise cooperate in qualifying the Debentures for offer and sale under the blue-sky laws of such jurisdictions as the Underwriters may reasonably designate, provided that the Company shall not be required to qualify as a foreign corporation or dealer in securities, to file any consents to service of process under the laws of any jurisdiction, or to meet any other requirements deemed by the Company to be unduly burdensome.

          (g) The Company will, except as herein provided, pay all expenses and taxes (except transfer taxes) in connection with
(i) the preparation and filing of the Registration Statement,
(ii) the printing, issuance and delivery of the Debentures and the preparation, execution, printing and recordation of the Indenture, (iii) legal fees and expenses relating to the qualification of the Debentures under the blue-sky laws of various jurisdictions, in an amount not to exceed $10,000, (iv) the printing and delivery to the Underwriters of reasonable quantities of copies of the Registration Statement, the preliminary (or any supplemental) blue sky survey and the Prospectus and any amendment or supplement thereto, except as otherwise provided in paragraph (d) of this Section 6, (v) fees of the rating agencies in connection with the rating of the Debentures, (vi) fees (if any) of the National Association of Securities Dealers, Inc. (the "NASD") in connection with its review of the terms of the offering, and (vii) the cost to the Underwriters of providing immediately available funds on the Closing Date as provided in Section 5 hereof. Except as provided above, the Company shall not be required to pay any expenses of the Underwriters, except that, if this Underwriting Agreement shall be terminated in accordance with the provisions of
Section 7, 8 or 12 hereof, the Company will reimburse the Underwriters for (i) the reasonable fees and expenses of Counsel for the Underwriters, whose fees and expenses the Underwriters agree to pay in any other event, and (ii) reasonable out-of-pocket expenses, in an amount not exceeding in the aggregate $15,000, incurred in contemplation of the performance of this Underwriting Agreement. The Company shall not in any event be liable to the Underwriters for damages on account of loss of anticipated profits.

          (h) The Company will not sell any additional debentures without the consent of the Underwriters until the earlier to occur of (i) the Closing Date or (ii) the date of the termination of the fixed price offering restrictions applicable to the Underwriters. The Underwriters agree to notify the Company of such termination if it occurs prior to the Closing Date.


          SECTION 7.  Conditions of Underwriters' Obligations.
The obligations of the Underwriters to purchase and pay for the Debentures shall be subject to the accuracy on the date hereof and on the Closing Date of the representations and warranties made herein on the part of the Company and of any certificates furnished by the Company on the Closing Date and to the following conditions:

          (a) The Prospectus shall have been filed with, or transmitted for filing to, the Commission pursuant to Rule 424 prior to 5:30 P.M., New York time, on the second business day following the date of this Underwriting Agreement, or such other time and date as may be agreed upon by the Company and the Underwriters.

          (b) No stop order suspending the effectiveness of the Registration Statement shall be in effect at or prior to the Closing Date; no proceedings for such purpose shall be pending before, or, to the knowledge of the Company or the Underwriters, threatened by, the Commission on the Closing Date; and the Underwriters shall have received a certificate, dated the Closing Date and signed by the President, a Vice President, the Treasurer or an Assistant Treasurer of the Company, to the effect that no such stop order has been or is in effect and that no proceedings for such purpose are pending before, or to the knowledge of the Company threatened by, the Commission.

          (c) At the Closing Date, there shall have been issued, and there shall be in full force and effect, to the extent legally required for the issuance and sale of the Debentures, an order of the Commission under the Public Utility Holding Company Act of 1935, as amended (the "1935 Act"), authorizing the issuance and sale of the Debentures and the execution of the Indenture on the terms set forth in, or contemplated by, this Underwriting Agreement.

          (d) At the Closing Date, the Underwriters shall have received from Wise Carter Child & Caraway, Professional Association, Reid & Priest LLP and Friday, Eldredge & Clark opinions, dated the Closing Date, substantially in the forms set forth in Exhibits A, B and C hereto, respectively, (i) with such changes therein as may be agreed upon by the Company and you with the approval of Counsel for the Underwriters, and (ii) if the Prospectus shall be supplemented after being furnished to you for use in offering the Debentures, with changes therein to reflect such supplementation.

          (e) At the Closing Date, the Underwriters shall have received from Winthrop, Stimson, Putnam & Roberts, Counsel for the Underwriters, an opinion, dated the Closing Date, substantially in the form set forth in Exhibit D hereto, with such changes therein as may be necessary to reflect any supplementation of the Prospectus prior to the Closing Date.

          (f) On or prior to the effective date of this Underwriting Agreement, the Underwriters shall have received from Coopers & Lybrand L.L.P. (the "Accountants") a letter dated the date hereof and addressed to the Underwriters to the effect that
(i) they are independent certified public accountants with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations thereunder;
(ii) in their opinion, the financial statements and financial statement schedules examined by them and included or incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the applicable published rules and regulations thereunder; (iii) on the basis of performing the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, on the latest unaudited financial statements, if any, included or incorporated by reference in the Prospectus, a reading of the latest available interim unaudited financial statements of the Company, the minutes of the meetings of the Board of Directors of the Company, the Executive Committee thereof, if any, and the stockholder of the Company, since December 31, 1994 to a specified date not more than five days prior to the date of such letter, and inquiries of officers of the Company who have responsibility for financial and accounting matters (it being understood that the foregoing procedures do not constitute an examination made in accordance with generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such letter, and accordingly that the Accountants make no representations as to the sufficiency of such procedures for the purposes of the Underwriters), nothing has come to their attention which caused them to believe that, to the extent applicable, (A) the unaudited financial statements of the Company (if any) included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related published rules and regulations thereunder; (B) any material modifications should be made to said unaudited financial statements for them to be in conformity with generally accepted accounting principles and (C) at a specified date not more than five days prior to the date of the letter, there was any change in the capital stock or long-term debt of the Company, or decrease in its net assets, in each case as compared with amounts shown in the most recent balance sheet incorporated by reference in the Prospectus, except in all instances for changes or decreases which the Prospectus discloses have occurred or may occur, for declarations of dividends, for the repayment or redemption of long-term debt, for the amortization of premium or discount on long-term debt, or for changes or decreases as set forth in such letter, identifying the same and specifying the amount thereof; and (iv) stating that they have compared specific dollar amounts, percentages of revenues and earnings and other financial information pertaining to the Company (x) set forth in the Prospectus, and (y) set forth in documents filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act as specified in Exhibit E hereto, in each case, to the extent that such amounts, numbers, percentages and information may be derived from the general accounting records of the Company, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter, and found them to be in agreement.

          (g) On or prior to the effective date of this Underwriting Agreement, the Underwriters shall have received from Deloitte & Touche LLP a letter dated the date hereof and addressed to the Underwriters with respect to certain financial information contained in the Prospectus, as mutually agreed to by the Underwriters and the Company.

          (h) At the Closing Date, the Underwriters shall have received a certificate, dated the Closing Date and signed by the President, a Vice President, the Treasurer or an Assistant Treasurer of the Company to the effect that (A) the representations and warranties of the Company contained herein are true and correct, (B) the Company has performed and complied with all agreements and conditions in this Underwriting Agreement to be performed or complied with by the Company at or prior to the Closing Date, and (C) since the most recent date as of which information is given in the Prospectus, as it may be amended or supplemented, there has not been any material adverse change in the business, property or financial condition of the Company and there has not been any material transaction entered into by the Company, other than transactions in the ordinary course of business, in each case other than as referred to in, or contemplated by, the Prospectus, as it may be amended or supplemented.

          (i) The Underwriters shall have received duly executed counterparts of the Indenture.

          (j) At the Closing Date, the Underwriters shall have received from the Accountants a letter, dated the Closing Date, confirming, as of a date not more than five days prior to the Closing Date, the statements contained in the letter delivered pursuant to Section 7(f) hereof.

          (k) Between the date hereof and the Closing Date, no event shall have occurred with respect to or otherwise affecting the Company, or Entergy Corporation and its various direct and indirect subsidiaries taken as a whole as it affects the Company, which in the reasonable opinion of the Underwriters materially impairs the investment quality of the Debentures.

          (l) Between the date hereof and the Closing Date neither Moody's Investors Service, Inc. nor Standard & Poor's
Ratings Group shall have lowered its rating of the Company's outstanding debt securities in any respect.

          (m) All legal matters in connection with the issuance and sale of the Debentures shall be satisfactory in form and substance to Counsel for the Underwriters.

          (n) The Company will furnish the Underwriters with such additional conformed copies of such opinions, certificates, letters and documents as may be reasonably requested.

          If any of the conditions specified in this Section shall not have been fulfilled, this Underwriting Agreement may be terminated by the Underwriters upon notice thereof to the Company. Any such termination shall be without liability of any party to the other party, except as otherwise provided in paragraph (g) of Section 6 and in Section 10.


          SECTION 8. Conditions of Company's Obligations. The obligations of the Company hereunder shall be subject to the following conditions:

          (a) No stop order suspending the effectiveness of the Registration Statement shall be in effect at or prior to the Closing Date, and no proceedings for that purpose shall be pending before, or threatened by, the Commission on the Closing Date.

          (b) At the Closing Date there shall be in full force and effect an order of the Commission under the 1935 Act authorizing the issuance and sale of the Debentures on the terms set forth in or contemplated by this Underwriting Agreement, the Indenture and the Prospectus.

          In case any of the conditions specified in this Section shall not have been fulfilled, this Underwriting Agreement may be terminated by the Company upon notice thereof to Bear, Stearns & Co. Inc. Any such termination shall be without liability of any party to the other party, except as otherwise provided in paragraph (g) of Section 6 and in Section 10.


          SECTION 9.  Indemnification.

          (a) The Company shall indemnify, defend and hold harmless each Underwriter and each person who controls each Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages or liabilities, joint or several, to which each Underwriter or any or all of them may become subject under the Securities Act or any other statute or common law and shall reimburse each Underwriter and any such controlling person for any legal or other expenses (including to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as amended or supplemented, or the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, or upon an untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus (if used prior to the date the Prospectus is filed with, or transmitted for filing to, the Commission pursuant to Rule 424), or in the Prospectus, as amended or supplemented, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the indemnity agreement contained in this paragraph shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished herein or in writing to the Company by such Underwriter specifically for use in connection with the preparation of the Registration Statement, the Basic Prospectus (if used prior to the date the Prospectus is filed with, or transmitted for filing to, the Commission pursuant to Rule 424) or the Prospectus or any amendment or supplement to any thereof or arising out of, or based upon, statements in or omissions from that part of the Registration Statement which constitutes the statement of eligibility under the Trust Indenture Act of the Trustee; and provided further, that the indemnity agreement contained in this subsection shall not inure to the benefit of any Underwriter or to the benefit of any person controlling any Underwriter on account of any such losses, claims, damages, liabilities, expenses or actions arising from the sale of the Debentures to any person in respect of any Basic Prospectus or the Prospectus, as supplemented or amended, furnished by any Underwriter to a person to whom any of the Debentures were sold (excluding in both cases, however, any document then incorporated or deemed incorporated by reference therein), insofar as such indemnity relates to any untrue or misleading statement or omission made in the Basic Prospectus or the Prospectus but eliminated or remedied prior to the consummation of such sale in the Prospectus, or any amendment or supplement thereto furnished pursuant to Section 6(d) hereof, respectively, unless a copy of the Prospectus (in the case of such a statement or omission made in the Basic Prospectus) or such amendment or supplement (in the case of such a statement or omission made in the Prospectus) (excluding, however, any amendment or supplement to the Basic Prospectus relating to any debt securities other than the Debentures and any document then incorporated or deemed incorporated by reference in the Prospectus or such amendment or supplement) is furnished by such Underwriter to such person (i) with or prior to the written confirmation of the sale involved or (ii) as soon as available after such written confirmation.

          (b) Each Underwriter shall indemnify, defend and hold harmless the Company, its directors and officers and each person who controls the foregoing within the meaning of Section 15 of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any action, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as amended or supplemented, or the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, or upon an untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus (if used prior to the date the Prospectus is filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b)) or in the Prospectus, as amended or supplemented, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case, if, but only if, such statement or omission was made in reliance upon and in conformity with information furnished herein or in writing to the Company by such Underwriter specifically for use in connection with the preparation of the Registration Statement, the Basic Prospectus (if used prior to the date the Prospectus is filed with the Commission pursuant to Rule 424) or the Prospectus, or any amendment or supplement thereto.

          (c) In case any action shall be brought, based upon the Registration Statement, the Basic Prospectus or the Prospectus (including amendments or supplements thereto), against any party in respect of which indemnity may be sought pursuant to any of the preceding paragraphs, such party (hereinafter called the indemnified party) shall promptly notify the party or parties against whom indemnity shall be sought hereunder (hereinafter called the indemnifying party) in writing, and the indemnifying party shall have the right to participate at its own expense in the defense or, if it so elects, to assume (in conjunction with any other indemnifying party) the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses. If the indemnifying party shall elect not to assume the defense of any such action, the indemnifying party shall reimburse the indemnified party for the reasonable fees and expenses of any counsel retained by such indemnified party. Such indemnified party shall have the right to employ separate counsel in any such action in which the defense has been assumed by the indemnifying party and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel has been specifically authorized by the indemnifying party or (ii) the named parties to any such action (including any impleaded parties) include each of such indemnified party and the indemnifying party and such indemnified party shall have been advised by such counsel that a conflict of interest between the indemnifying party and such indemnified party may arise and for this reason it is not desirable for the same counsel to represent both the indemnifying party and the indemnified party (it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for such indemnified party (plus any local counsel retained by such indemnified party in its reasonable judgment). The indemnified party shall be reimbursed for all such fees and expenses as they are incurred. The indemnifying party shall not be liable for any settlement of any such action effected without its consent, but if any such action is settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity has or could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party or such person controlling any indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

          (d) If the indemnification provided for under subsections (a), (b) or (c) in this Section 9 is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the offering of the Debentures or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (after deducting underwriting discounts and commissions but before deducting expenses) to the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by any of the Underwriters and such parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 9(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable to an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Debentures underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9(d) are several in proportion to their respective underwriting obligations and not joint.


          SECTION 10. Survival of Certain Representations and Obligations. Any other provision of this Underwriting Agreement to the contrary notwithstanding, (a) the indemnity and contribution agreements contained in Section 9, and the representations and warranties and other agreements of the Company, contained in this Underwriting Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or by or on behalf of the Company or its directors or officers, or any of the other persons referred to in Section 9 hereof and (ii) acceptance of and payment for the Debentures and (b) the indemnity and contribution agreements contained in Section 9 shall remain operative and in full force and effect regardless of any termination of this Underwriting Agreement.


          SECTION 11. Default of Underwriters. If either Underwriter shall fail or refuse (otherwise than for some reason sufficient to justify, in accordance with the terms hereof, the cancellation or termination of its obligations hereunder) to purchase and pay for the principal amount of Debentures which it has agreed to purchase and pay for hereunder, and the aggregate principal amount of Debentures which such defaulting Underwriter agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Debentures, the other Underwriter shall be obligated to purchase the Debentures which such defaulting Underwriter agreed but failed or refused to purchase; provided that in no event shall the principal amount of Debentures which any Underwriter has agreed to purchase pursuant to Schedule I hereof be increased pursuant to this Section 11 by an amount in excess of one-ninth of such principal amount of Debentures without written consent of such Underwriter. If any Underwriter shall fail or refuse to purchase Debentures and the aggregate principal amount of Debentures with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Debentures, the Company shall have the right (a) to require the non-defaulting Underwriter to purchase and pay for the respective principal amount of Debentures that it had severally agreed to purchase hereunder, and, in addition, the principal amount of Debentures that the defaulting Underwriter shall have so failed to purchase up to a principal amount thereof equal to one-ninth of the respective principal amount of Debentures that such non-defaulting Underwriter had otherwise agreed to purchase hereunder, and/or (b) to procure one or more others, members of the NASD (or, if not members of the NASD, who are foreign banks, dealers or institutions not registered under the Exchange Act and who agree in making sales to comply with the NASD's Rules of Fair Practice), to purchase, upon the terms herein set forth, the principal amount of Debentures that such defaulting Underwriter had agreed to purchase, or that portion thereof that the remaining Underwriter shall not be obligated to purchase pursuant to the foregoing clause (a). In the event the Company shall exercise its rights under clause (a) and/or (b) above, the Company shall give written notice thereof to the Underwriters within 24 hours (excluding any Saturday, Sunday, or legal holiday) of the time when the Company learns of the failure or refusal of any Underwriter to purchase and pay for its respective principal amount of Debentures, and thereupon the Closing Date shall be postponed for such period, not exceeding three business days, as the Company shall determine. In the event the Company shall be entitled to but shall not elect (within the time period specified above) to exercise its rights under clause (a) and/or (b), the Company shall be deemed to have elected to terminate this Underwriting Agreement. In the absence of such election by the Company, this Underwriting Agreement will, unless otherwise agreed by the Company and the non-defaulting Underwriter, terminate without liability on the part of any non-defaulting party except as otherwise provided in paragraph (g) of Section 6 and in Section 10. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of its default under this Underwriting Agreement.


          SECTION 12. Termination. This Underwriting Agreement may be terminated at any time prior to the Closing Date by written notice from Bear, Stearns & Co. Inc. if, prior to that time, (i) trading in securities on the New York Stock Exchange shall have been generally suspended, (ii) minimum or maximum ranges for prices shall have been generally established on the New York Stock Exchange by the New York Stock Exchange, the Commission or other governmental authority, (iii) a general banking moratorium shall have been declared by Federal or New York State authorities, or (iv) there shall have occurred any material outbreak or escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of Bear, Stearns & Co. Inc., impracticable to market the Debentures. Any termination hereof, pursuant to this Section 12, shall be without liability of either party to the other party, except as otherwise provided in paragraph (g) of Section 6 and in
Section 10.


          SECTION 13. Miscellaneous. THIS UNDERWRITING AGREEMENT SHALL BE A NEW YORK CONTRACT AND ITS VALIDITY AND INTERPRETATION SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Underwriting Agreement shall become effective when a fully executed copy thereof is delivered to the Company and to Bear, Stearns & Co. Inc.. This Underwriting Agreement may be executed in any number of separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, taken together, shall constitute but one and the same agreement. This Underwriting Agreement shall inure to the benefit of each of the Company, the Underwriters and, with respect to the provisions of Section 9, each director, officer and other persons referred to in Section 9, and their respective successors. Should any part of this Underwriting Agreement for any reason be declared invalid, such declaration shall not affect the validity of any remaining portion, which remaining portion shall remain in full force and effect as if this Underwriting Agreement had been executed with the invalid portion thereof eliminated. Nothing herein is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of any provision in this Underwriting Agreement. The term "successor" as used in this Underwriting Agreement shall not include any purchaser, as such purchaser, of any Debentures from the Underwriters.

          SECTION 14. Notices. All communications hereunder shall be in writing and, if to the Underwriters, shall be mailed or delivered to Bear, Stearns & Co. Inc. at the address set forth at the beginning of this Underwriting Agreement (to the attention of its General Counsel), if to the Company, shall be mailed or delivered to it at 1340 Echelon Parkway, Jackson, Mississippi 39213, Attention: Secretary or, if to Entergy Services, Inc., shall be mailed or delivered to it at 639 Loyola Avenue, New Orleans, Louisiana 70113, Attention: Treasurer.

                              Very truly yours,

                              SYSTEM ENERGY RESOURCES, INC.



                              By:
                                  Name:
                                  Title:

Accepted as of the date first above written:

BEAR, STEARNS & CO. INC.
SALOMON BROTHERS INC


By: BEAR, STEARNS & CO. INC.



By:
    Name:
    Title:

                           SCHEDULE I


                 System Energy Resources, Inc.
              7.38% Debentures due October 1, 2000


Name                                              Amount

Bear, Stearns & Co. Inc.                          $15,000,000
Salomon Brothers Inc                              $15,000,000


Total                                             $30,000,000

                                                       EXHIBIT A


          [Letterhead of Wise Carter Child & Caraway]


                                          October __, 1995


Bear, Stearns & Co. Inc.
Salomon Brothers Inc


c/o  Bear, Stearns & Co. Inc.
     245 Park Avenue
     New York, New York 10167

Ladies and Gentlemen:

          We, together with Reid & Priest LLP, of New York, New York, have acted as counsel for System Energy Resources, Inc. (the "Company") in connection with the issuance and sale by it pursuant to the Underwriting Agreement, effective October __, 1995 (the "Underwriting Agreement"), between the Company and you,
of $30,000,000 in aggregate principal amount of its   %
Debentures due October 1, 2000 (the "Debentures"), issued pursuant to a Trust Indenture dated as of September 1, 1995 (the "Indenture") between the Company and Chemical Bank, as Trustee (the "Trustee"). This opinion is rendered to you at the request of the Company.

          In our capacity as such counsel, we have either participated in the preparation of or have examined and are familiar with: (a) the Company's Amended and Restated Articles of Incorporation and By-Laws, each as amended; (b) the Underwriting Agreement; (c) the Indenture; (d) the Registration Statement and Prospectus filed under the Securities Act; (e) the records of various corporate proceedings relating to the authorization, issuance and sale of the Debentures by the Company and the execution and delivery by the Company of the Indenture and the Underwriting Agreement; and (f) the proceedings before the Commission under the 1935 Act relating to the issuance and sale of the Debentures by the Company and the execution and delivery by the Company of the Indenture and the Underwriting Agreement. We have also examined or caused to be examined such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. We have not examined the Debentures, except a specimen thereof, and we have relied upon a certificate of the Trustee as to the authentication and delivery thereof. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

          Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

          (1) The Company is a duly organized and validly existing corporation in good standing under the laws of the State of Arkansas, has due corporate power and authority to conduct the business which it is described as conducting in the Prospectus and to own and operate the properties owned and operated by it in such business and is duly qualified to conduct such business in the States of Arkansas and Mississippi.

          (2) The Indenture has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company, is a legal, valid and binding instrument enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or other similar laws affecting the enforcement of mortgagees' and other creditors' rights and general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), and has been duly qualified under the Trust Indenture Act and no proceedings to suspend such qualification have been instituted or, to our knowledge, threatened by the Commission.

          (3) The statements made in the Prospectus and the Prospectus Supplement under the captions "Description of Debt Securities" and "Description of the Debentures," respectively, insofar as they purport to constitute summaries of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

          (4) The Debentures have been duly and validly authorized by all necessary corporate action, and are legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or other similar laws affecting the enforcement of mortgagees' and other creditors' rights and general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), and are entitled to the benefits provided by the Indenture.

          (5) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

          (6) The issuance and sale by the Company of the Debentures, the execution, delivery and performance by the Company of the Indenture and the Underwriting Agreement and the consummation of the transactions contemplated thereby (a) will not violate any provision of the Company's Amended and Restated Articles of Incorporation or By-laws, as amended, (b) will not violate or conflict with any provision of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of the Company pursuant to the provisions of, any mortgage, indenture, contract, agreement or other undertaking known to us (having made due inquiry with respect thereto) to which the Company is a party or which purports to be binding upon the Company or upon any of its respective assets, and (c) will not violate any provision of any law or regulation applicable to the Company or, to the best of our knowledge (having made due inquiry with respect thereto), any provision of any order, writ, judgment or decree of any governmental instrumentality applicable to the Company (except that various consents of, and filings with, governmental authorities may be required to be obtained or made, as the case may be, in connection or compliance with the provisions of the securities or blue-sky laws of any jurisdiction).

          (7) Except in each case as to the financial statements and other financial or statistical data included or incorporated by reference therein, upon which we do not pass, the Registration Statement, at the time it became effective, and the Prospectus, at the time it was filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Securities Act complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the parts of the Registration Statement that constitute the statement of eligibility of the Trustee under the Indenture, upon which we do not pass) the Trust Indenture Act and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, with respect to the documents or portions thereof filed with the Commission pursuant to the Exchange Act, and incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, such documents or portions thereof, on the date first filed with the Commission complied as to form in all material respects with the applicable provisions of the Exchange Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; the Registration Statement has become and on the date hereof is effective under the Securities Act, and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under Section 8(d) of the Securities Act.

          (8) An appropriate order has been entered by the Commission under the 1935 Act authorizing the issuance and sale of the Debentures and the execution, delivery and performance by the Company of the Indenture and the Underwriting Agreement; to the best of our knowledge, said order is in full force and effect; no further approval, authorization, consent or other order of any governmental body (other than under the Securities Act which has been duly obtained or in connection or compliance with the provisions of the securities or blue-sky laws of any jurisdiction) is legally required to permit the issuance and sale by the Company of the Debentures pursuant to the Underwriting Agreement; and no further approval, authorization, consent or other order of any governmental body is legally required to permit the performance by the Company of its obligations with respect to the Debentures or under the Indenture and the Underwriting Agreement.

          (9) No recordings, registrations or filings of the Indenture are required for the validity or enforcement thereof.

          (10) No legal or governmental proceedings to which the Company is a party, or of which its property is the subject, that are of a character required to be disclosed in the Registration Statement and the Prospectus and which are not disclosed and properly described therein as required are pending or, to our knowledge, threatened; and we do not know of any contracts or other documents of the Company of a character required to be filed as exhibits to the Registration Statement which are not so filed, or any contracts or other documents of the Company of a character required to be disclosed in the Registration Statement which are not disclosed and properly described therein as required; the descriptions in the Registration Statement and Prospectus of statutes, legal and government proceedings and contracts and other documents are accurate and fairly present the information required to be shown. Except as disclosed in the Prospectus, there is no action, suit, proceeding or investigation pending against or affecting the Company or any of its assets the result of which would, in our opinion, have a materially adverse effect on the issuance and sale of the Debentures in accordance with the Underwriting Agreement.

          In passing upon the forms of the Registration Statement and the Prospectus, we necessarily assume the correctness and completeness of the statements made by the Company and information included or incorporated by reference in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph (3) above. In connection with the Registration Statement and the Prospectus, we have had discussions with certain of the Company's officers and representatives, with other counsel for the Company, and with the independent certified public accountants of the Company who examined certain of the financial statements incorporated by reference in the Registration Statement. Our examination of the Registration Statement and the Prospectus and our discussions did not disclose to us any information which gives us reason to believe that the Registration Statement, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time first filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Securities Act and at the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to the financial statements or other financial or statistical data included or incorporated by reference in the Registration Statement or the Prospectus, as to the statements contained in the Form T-1 filed as an exhibit to the Registration Statement or as to the information contained in the Prospectus under the caption "Description of Debt Securities -- Book-Entry System - Global Debt Securities."

          We have examined the portions of the information contained in the Registration Statement which are stated therein to have been made on our authority, and we believe such information to be correct. We are members of the Mississippi Bar and do not hold ourselves out as experts on the laws of any other state. We have examined the opinions of even date herewith rendered to you by Reid & Priest LLP and Winthrop, Stimson, Putnam & Roberts, and we concur in the conclusions expressed therein insofar as they involve questions of Mississippi law. As to all matters of Arkansas and New York law, we have relied, in the case of Arkansas law, upon the opinion of even date herewith addressed to us of Friday, Eldredge & Clark of Little Rock, Arkansas, and, in the case of New York law, upon the opinion of even date herewith addressed to you of Reid & Priest LLP.

          The opinion set forth above is solely for the benefit of the addressees hereof in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be relied upon in any manner by any other person or for any other purpose without our prior written consent, except that Reid & Priest LLP and Winthrop, Stimson, Putnam & Roberts may rely on this opinion as to all matters of Mississippi law in rendering their opinions required to be delivered under the Underwriting Agreement.

                              Very truly yours,

                              WISE CARTER CHILD & CARAWAY
                              Professional Association

                              By:

                                                  EXHIBIT B



               [Letterhead of Reid & Priest LLP]





                                        October __, 1995

Bear, Stearns & Co. Inc.
Salomon Brothers Inc


c/o  Bear, Stearns & Co. Inc.
     245 Park Avenue
     New York, New York 10167


Ladies and Gentlemen:

          We, together with Wise Carter Child & Caraway, Professional Association, of Jackson, Mississippi, have acted as counsel for System Energy Resources, Inc. (the "Company") in connection with the issuance and sale by it pursuant to the Underwriting Agreement, effective October __, 1995 (the "Underwriting Agreement"), between the Company and you, of
$30,000,000 in aggregate principal amount of its   % Debentures
due October 1, 2000 (the "Debentures"), issued pursuant to a Trust Indenture dated as of September 1, 1995 (the "Indenture") between the Company and Chemical Bank, as Trustee (the "Trustee"). This opinion is rendered to you at the request of the Company.

          In our capacity as such counsel, we have either participated in the preparation of or have examined and are familiar with: (a) the Company's Amended and Restated Articles of Incorporation and By-Laws, each as amended; (b) the Underwriting Agreement; (c) the Indenture; (d) the Registration Statement and Prospectus filed under the Securities Act; (e) the records of various corporate proceedings relating to the authorization, issuance and sale of the Debentures by the Company, the execution and delivery by the Company of the Indenture and the Underwriting Agreement; and (f) the proceedings before the Commission under the 1935 Act relating to the issuance and sale of the Debentures by the Company, the execution and delivery by the Company of the Indenture and the Underwriting Agreement. We have also examined or caused to be examined such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. We have not examined the Debentures, except a specimen thereof, and we have relied upon a certificate of the Trustee as to the authentication and delivery thereof. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

          Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

          (1) The Indenture has been duly and validly authorized by all necessary corporate action, has been duly and validly executed and delivered, is a legal, valid and binding instrument enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or other similar laws affecting enforcement of mortgagees' and other creditors' rights, and has been duly qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or, to our knowledge, threatened by the Commission.

          (2) The statements made in the Prospectus and the Prospectus Supplement under the captions "Description of Debt Securities" and "Description of the Debentures," respectively, insofar as they purport to constitute summaries of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

          (3) The Debentures have been duly and validly authorized by all necessary corporate action, and are legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or other similar laws affecting the enforcement of mortgagees' and other creditors' rights and general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), and are entitled to the benefits provided by the Indenture.

          (4) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

          (5) The issuance and sale by the Company of the Debentures, the execution, delivery and performance by the Company of the Indenture and the Underwriting Agreement and the consummation of the transactions contemplated thereby (a) will not violate or conflict with any provision of the Company's Amended and Restated Articles of Incorporation or By-laws, each as amended and (b) will not violate any provision of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of the Company pursuant to the provisions of, any mortgage, indenture, contract, agreement or other undertaking known to us (having made due inquiry with respect thereto) to which the Company is a part or which purports to be binding upon the Company or upon any of its respective assets, and (c) will not violate any provision of any law or regulation applicable to the Company or, to the best of our knowledge (having made due inquiry with respect thereto), any provision of any order, writ, judgment or decree of any governmental instrumentality applicable to the Company (except that various consents of, and filings with, governmental authorities may be required to be obtained or made, as the case may be, in connection or compliance with the provisions of the securities or blue-sky laws of any jurisdiction).

          (6) Except in each case as to the financial statements and other financial or statistical data included or incorporated by reference therein, upon which we do not pass, the Registration Statement, at the time it became effective, and the Prospectus, at the time it was filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Securities Act complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the parts of the Registration Statement that constitute the statement of eligibility of the Trustee under the Indenture, upon which we do not pass) the Trust Indenture Act and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, with respect to the documents or portions thereof filed with the Commission pursuant to the Exchange Act, and incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, such documents or portions thereof, on the date first filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; the Registration Statement has become and is on the date hereof effective under the Securities Act and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under Section 8(d) of said Securities Act.

          (7) An appropriate order has been entered by the Commission under the 1935 Act authorizing the issuance and sale of the Debentures, the execution, delivery and performance by the Company of the Indenture and the Underwriting Agreement; to the best of our knowledge, said order is in full force and effect; no further approval, authorization, consent or other order of any governmental body (other than under the Securities Act which has been duly obtained or in connection or compliance with the provisions of the securities or blue-sky laws of any jurisdiction) is legally required to permit the issuance and sale by the Company of the Debentures pursuant to the Underwriting Agreement; and no further approval, authorization, consent or other order of any governmental body is legally required to permit the performance by the Company of its obligations with respect to the Debentures or under the Indenture and the Underwriting Agreement.

          In passing upon the forms of the Registration Statement and the Prospectus, we necessarily assume the correctness and completeness of the statements made by the Company and information included or incorporated by reference in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph (2) above. In connection with the Registration Statement and the Prospectus, we have had discussions with certain of the Company's officers and representatives, with other counsel for the Company, and with the independent certified public accountants of the Company who examined certain of the financial statements incorporated by reference in the Registration Statement. Our examination of the Registration Statement and the Prospectus and our discussions did not disclose to us any information which gives us reason to believe that the Registration Statement, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time first filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Securities Act and at the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to the financial statements or other financial or statistical data included or incorporated by reference in the Registration Statement or the Prospectus, as to the statements contained in the Form T-1 filed as an exhibit to the Registration Statement or as to the information contained in the Prospectus under the caption "Description of Debt Securities -- Book-Entry System - Global Debt Securities."

          We have examined the portions of the information contained in the Registration Statement which are stated therein to have been made on our authority, and we believe such information to be correct. We are members of the New York Bar and do not hold ourselves out as experts on the laws of any other state. Accordingly, as to matters involving the laws of Arkansas and Mississippi, we have relied upon the below-named opinions of counsel to the extent that such opinions state an opinion with regard to the matters covered by this opinion. As to matters of Arkansas law relating to the Company, we have, with your consent, relied upon an opinion of even date herewith addressed to us of Messrs. Friday, Eldredge & Clark of Little Rock, Arkansas. As to matters of Mississippi law related to the Company, we have, with your consent, relied upon the opinion of even date herewith of Wise Carter Child & Caraway, Professional Association, which has been delivered to you pursuant to the Underwriting Agreement. We have not examined into and are not passing upon matters relating to the incorporation of the Company.

          The opinion set forth above is solely for the benefit of the addressees hereof in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be relied upon in any manner by any other person or for any other purpose without our prior written consent, except that Wise Carter Child & Caraway, Professional Association, may rely on this opinion as to matters of New York law in rendering their opinion related to the Company required to be delivered under the Underwriting Agreement.

                              Very truly yours,



                              REID & PRIEST LLP

                                                  EXHIBIT C






            [Letterhead of Friday, Eldredge & Clark]





                                        October __, 1995



REID & PRIEST LLP
40 West 57th Street
New York, New York  10019

WISE CARTER CHILD & CARAWAY,
Professional Association
Heritage Building
P.O. Box 651
Jackson, Mississippi  39205

Ladies and Gentlemen:

          We have acted as Arkansas counsel for System Energy Resources, Inc. (the "Company") in connection with the issuance and sale by it, pursuant to the Underwriting Agreement, effective October __, 1995 (the "Underwriting Agreement") between the Company and the underwriter named therein of $30,000,000 in
aggregate principal amount of its    % Debentures due October 1,
2000 (the "Debentures"), issued pursuant to a Trust Indenture dated as of September 1, 1995 (the "Indenture") between the Company and Chemical Bank, as Trustee (the "Trustee"). This opinion is rendered to you at the request of the Company.

          In our capacity as such counsel, we have either participated in the preparation of or have examined and are familiar with: (a) the Company's Amended and Restated Articles of Incorporation and By-Laws, each as amended; (b) the Underwriting Agreement; (c) the Indenture; (d) the Registration Statement and Prospectus filed under the Securities Act; and (e) the records of various corporate proceedings relating to the authorization, issuance and sale of the Debentures and the execution and delivery by the Company of the Indenture and the Underwriting Agreement. We have also examined or caused to be examined such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. We have not examined the Debentures, except a specimen thereof, and we have relied upon a certificate of the Trustee as to the authentication and delivery thereof. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

          Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

          (1) The Company is a duly organized and validly existing corporation in good standing under the laws of the State of Arkansas and is duly qualified to conduct its business in such State.

          (2) The Indenture has been duly and validly authorized by all necessary corporate action, has been duly and validly executed and delivered and is a legal, valid and binding instrument enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or other similar laws affecting enforcement of mortgagees' and other creditors' rights and general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (3) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

          (4) The Debentures have been duly and validly authorized by all necessary corporate action, and are legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or other similar laws affecting enforcement of mortgagees' and other creditors' rights, and are entitled to the benefits provided by the Indenture.

          (5) No recordings, registrations or filings of the Indenture are required for the validity or enforcement thereof.

          (6) The issuance and sale by the Company of the Debentures, the execution, delivery and performance by the Company of the Indenture and the Underwriting Agreement and the consummation of the transactions contemplated thereby (a) will not violate or conflict with any provision of the Company's Amended and Restated Articles of Incorporation or By-laws, each as amended, and (b) will not violate or conflict with any provision of any law or regulation of the State of Arkansas or any subdivision thereof applicable to the Company or, to the best of our knowledge (having made due inquiry with respect thereto), any provision of any order, writ, judgment or decree of any governmental instrumentality of the State of Arkansas or any subdivision thereof applicable to the Company.

          (7) No approval, authorization, order, license, permit, franchise or consent of or registration, declaration or filing with any Arkansas governmental authority is required in connection with the issuance and sale of the Debentures or the execution, delivery and performance by the Company of the Indenture and the Underwriting Agreement.

          Since we have acted herein only as Arkansas counsel for the Company, the opinions set forth herein relate only to matters governed by the laws of the State of Arkansas. You may rely upon this opinion in rendering your respective opinions required to be delivered under the Underwriting Agreement, and the underwriters to whom your respective opinions are addressed may rely upon this opinion in connection with the Underwriting Agreement and the transactions contemplated thereunder as though it were addressed and delivered to such underwriters. This opinion may not be relied upon in any other manner by any other person or for any other purpose without our prior written consent except that Winthrop, Stimson, Putnam & Roberts may rely on this opinion as to all matters of Arkansas law in rendering its opinion required to be delivered under the Underwriting Agreement.

                              Very truly yours,



                              FRIDAY, ELDREDGE & CLARK

                                                  EXHIBIT D





      [Letterhead of Winthrop, Stimson, Putnam & Roberts]




                                   October __, 1995


Bear, Stearns & Co. Inc.
Salomon Brothers Inc


c/o  Bear, Stearns & Co. Inc.
     245 Park Avenue
     New York, New York 10167


Ladies and Gentlemen:

          We have acted as counsel for you as the several underwriters of $30,000,000 in aggregate principal amount of the
   % Debentures due October 1, 2000 (the "Debentures"), issued by System Energy Resources, Inc. (the "Company") under a Trust Indenture dated as of September 1, 1995 (the "Indenture") between the Company and Chemical Bank, as Trustee (the "Trustee"), pursuant to the agreement between you and the Company effective October __, 1995 (the "Underwriting Agreement").

          We are members of the Bar of the State of New York and, for purposes of this opinion, do not hold ourselves out as experts on the laws of any jurisdiction other than the State of New York and the United States of America. We have, with your consent, relied upon opinions of even date herewith addressed to you (or upon which it is stated that you may rely) of Friday, Eldredge & Clark and Wise Carter Child & Caraway, Professional Association, as to all matters of Arkansas and Mississippi law, respectively, related to this opinion. We have reviewed said opinions and believe that they are satisfactory. We have also reviewed the opinion of Reid & Priest LLP required by Section 7(d) of the Underwriting Agreement, and we believe said opinion to be satisfactory.

          In our capacity as your counsel, we have examined such documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to enable us to render this opinion. As to various questions of fact material to this opinion, we have relied upon representations of the Company and statements in the Registration Statement hereinafter mentioned. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to the originals of the documents submitted to us as certified or photostatic copies, and the correctness of all statements of fact contained in all such original or copied documents. We have not examined the Debentures except a specimen thereof, and we have relied upon a certificate of the Trustee as to the due authentication and delivery thereof. We have not examined into, and are expressing no opinion or belief as to matters relating to, incorporation of the Company. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

          Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

          (1) The Indenture has been duly and validly authorized by all necessary corporate action, has been duly and validly executed and delivered, is a legal, valid and binding instrument enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or other similar laws affecting enforcement of mortgagees' and other creditors' rights and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and is duly qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or, to our knowledge, threatened by the Commission.

          (2) The statements made in the Prospectus and the Prospectus Supplement under the captions "Description of Debt Securities" and "Description of the Debentures," respectively, insofar as they purport to constitute summaries of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

          (3) The Debentures have been duly and validly authorized by all necessary corporate action, and are legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or other similar laws affecting enforcement of mortgagees' and other creditors' rights and general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (4) The Underwriting Agreement has been duly authorized, executed and delivered by the parties thereto.

          (5) An appropriate order has been entered by the Commission under the 1935 Act granting the application, as amended, with respect to the Debentures and to the best of our knowledge such order is in full force and effect.

          (6) Except in each case as to the financial statements and other financial or statistical data included or incorporated by reference therein, upon which we do not pass, the Registration Statement, at the time it became effective, and the Prospectus, at the time it was filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Securities Act, complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the parts of the Registration Statement that constitute the statement of eligibility of the Trustee under the Indenture, upon which we do not pass) the Trust Indenture Act and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, with respect to the documents or portions thereof filed with the Commission pursuant to the Exchange Act, and incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, such documents or portions thereof, on the date first filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; the Registration Statement has become, and on the date hereof is, effective under the Securities Act and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under Section 8 of the Securities Act.

          In passing upon the form of the Registration Statement and the form of the Prospectus, we necessarily assume the correctness, completeness and fairness of statements made by the Company and the information included or incorporated by reference in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph (2) hereof. In the course of the preparation by the Company of the Registration Statement and the Prospectus, we had conferences with certain officers and representatives of the Company and of its affiliates, with counsel for the Company, with the independent certified public accountants of the Company who examined the financial statements incorporated by reference in the Registration Statement, and with your representatives. Our examination of the Registration Statement and the Prospectus, and our discussions in the above-mentioned conferences, did not disclose to us any information which gives us reason to believe that the Registration Statement, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, at the time first filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Securities Act and at the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to the financial statements or other financial or statistical data included or incorporated by reference in the Registration Statement or Prospectus, as to the statements contained in the Form T-1 filed as an exhibit to the Registration Statement or as to the information contained in the Prospectus under the caption "Description of Debt Securities -- Book-Entry System - Global Debt Securities."

          The opinion set forth above is solely for the benefit of the addressees hereof in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be relied upon in any manner by any other person or for any other purpose without our prior written consent.


                              Very truly yours,



                              WINTHROP, STIMSON, PUTNAM & ROBERTS

                                                  EXHIBIT E






     ITEMS CONTAINED IN EXCHANGE ACT DOCUMENTS PURSUANT TO
SECTION 7(f)(iv) OF THE UNDERWRITING AGREEMENT FOR INCLUSION IN
THE LETTER OF THE ACCOUNTANTS REFERRED TO THEREIN




Caption                    Pages           Items
FORM 10-Q FOR THE QUARTER
ENDED JUNE 30, 1995


MANAGEMENT'S FINANCIAL     46              The amount of additional first
DISCUSSION AND ANALYSIS --                 mortgage bonds issuable by the
LIQUIDITY AND CAPITAL                      Company as of June 30, 1995
RESOURCES -- Entergy,                      based upon the most
AP&L, GSU, LP&L, MP&L,                     restrictive applicable tests
NOPSI and System Energy                    and assuming an annual
                                           interest rate of 8%.